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                                                                   Exhibit 10.28

                                EIGHTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                  THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT ("Eighth Amendment") is made and entered into as of this 29th day of January, 2004 by and between INTEGRITY MEDIA, INC., a Delaware corporation (f/k/a Integrity Incorporated, "Integrity Media"), INTEGRITY PUBLISHERS, INC., a Delaware corporation ("Integrity Publishers"), INTEGRITY DIRECT, LLC, a Delaware limited liability company ("Integrity Direct"), INO RECORDS, LLC, a Tennessee limited liability company (f/k/a M2 Communications,L.L.C., "INO Records") Integrity Media, Integrity Publishers, Integrity Direct and INO Records are hereinafter referred to as the "Borrowers") and LASALLE BANK NATIONAL ASSOCIATION (as "Administrative Agent" and "Lender").

                                   WITNESSETH:

                  WHEREAS, pursuant to that certain Credit Agreement, dated as of April 25, 2001, by and between the Borrowers and Lender, as amended by that certain First Amendment to Credit Agreement dated as of June 15, 2001, that certain Second Amendment to Credit Agreement dated as of March 30, 2002, that certain Third Amendment to Credit Agreement dated as of June 28, 2002, that certain Fourth Amendment to Credit Agreement dated as of December 31, 2002, that certain Fifth Amendment to Credit Agreement dated as of March 26, 2003, that certain Sixth Amendment to Credit Agreement dated as of March 31, 2003, and that certain Seventh Amendment to Credit Agreement dated as of August 28, 2003 (collectively, the "Credit Agreement"), Lender made the Loan available to Borrowers as more particularly described in the Credit Agreement; and

                  WHEREAS, the Lender has agreed to the modification of certain provisions contained in the Credit Agreement upon the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         2.       Amendments to Credit Agreement.

                  (a) The first paragraph of the Credit Agreement is hereby amended and restated to read as follows:

                  "This Credit Agreement (this "Agreement") is made and effective as of April 25, 2001, by and among INTEGRITY MEDIA, INC. (F/K/A INTEGRITY INCORPORATED), a Delaware corporation ("Integrity Media"), INTEGRITY PUBLISHERS, INC., a Delaware corporation ("Integrity Publishers"), INO RECORDS LLC, (F/K/A M2 COMMUNICATIONS, L.L.C.), a Tennessee limited liability company ("INO Records"), INTEGRITY DIRECT, a Delaware limited liability company ("Integrity Direct;" Integrity Direct, INO Records, Integrity Media and Integrity Publishers are sometimes

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         collectively referred to herein as "Borrower," jointly and severally)
         and each financial institution that from time to time is a "Lender" hereunder (collectively the "Lenders,") and LASALLE BANK NATIONAL ASSOCIATION ("Administrative Agent")."

                  "(b)     The first recital of the Credit Agreement is hereby
amended by substituting the figure "$9,000,000" for the figure "$6,000,000" under subpart (a) thereof.

                  (c) Section 5.12 of the Credit Agreement is hereby amended and restated to read as follows:

                  "5.12 Integrity Media Ownership. Integrity Media shall not sell, transfer or otherwise dispose of any of the equity of Integrity Publishers, INO Records, Integrity Direct, Sarepta or Enlight, nor permit its total investment, directly or indirectly, in Integrity Publishers, INO Records, Sarepta or Enlight, whether in the form of equity, loans, advances or otherwise, to at any time exceed $10,000,000 with respect to Integrity Publishers, $4,000,000 with respect to INO Records, $400,000 with respect to Sarepta, and $250,000 with respect to Enlight."

                  (d) Section 9.1 of the Credit Agreement is hereby amended to restate the definition of "Borrower" as follows:

                  "`Borrower' means, collectively, Integrity Media, INO Records, Integrity Direct, and Integrity Publishers jointly and severally."

                  (e) Section 9.1 of the Credit Agreement is hereby amended by deleting the definition of "M2 Communications" and by adding the following definition in appropriate alphabetical order:

                  "`INO Records' means INO Records, LLC, a Tennessee limited liability company."

                  (f) Section 9.1 of the Credit Agreement is hereby amended by substituting the figure "$9,000,000" for the figure "$6,000,000" in the definition of "Line of Credit Commitment."

         3. Conditions to Effectiveness. This Eighth Amendment shall be deemed effective as of the date hereof, when and only when the Lender shall have received (i) this Eighth Amendment duly executed by the Borrower, (ii) certified board resolutions for each of the Borrowers authorizing the terms of this Eighth Amendment, and (iii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         4. Representations and Warranties. The Borrowers hereby represent and warrant as follows:

                  (a) This Eighth Amendment and the Credit Agreement, as amended hereby, have been duly authorized and constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their respective terms.

                  (b) Upon the effectiveness of this Eighth Amendment, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective

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date of this Eighth Amendment, except to the extent such covenants, representations or warranties expressly relate to an earlier date.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Eighth Amendment.

                  (d) The Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement or any of the other Loan Documents.

         5.       Effect on the Credit Agreement.

                  (a) Upon the effectiveness of this Eighth Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Credit Agreement, the Loan Documents, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Eighth Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lender, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. Governing Law. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Illinois.

         7. Headings. Section headings in this Eighth Amendment are included herein for convenience of reference only and shall not constitute a part of this Eighth Amendment for any other purpose.

         8. Counterparts. This Eighth Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

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                  IN WITNESS WHEREOF, this Eighth Amendment has been duly
executed as of the day and year first written above.

                                     INTEGRITY MEDIA, INC.
                                         (f/k/a Integrity Incorporated)

                                     By:   /s/ P. Michael Coleman
                                         --------------------------------------
                                         Name:  P. Michael Coleman
                                         Title: Chairman, President and Chief
                                                Executive Officer

                                     INTEGRITY PUBLISHERS, INC.

                                     By:   /s/ P. Michael Coleman
                                         --------------------------------------
                                         Name:  P. Michael Coleman
                                         Title: Chairman, President and Chief
                                                Executive Officer of Integrity
                                                Media, Inc.

                                     INO RECORDS, LLC
                                         (f/k/a M2 Communications, L.L.C.)

                                     By:   /s/ P. Michael Coleman
                                         --------------------------------------
                                         Name:  P. Michael Coleman
                                         Title: Chairman, President and Chief
                                                Executive Officer of Integrity
                                                Media, Inc.

                                     INTEGRITY DIRECT, LLC

                                     By:   /s/ P. Michael Coleman
                                         --------------------------------------
                                         Name:  P. Michael Coleman
                                         Title: Chairman, President and Chief
                                                Executive Officer of Integrity
                                                Media, Inc.

                                     LASALLE BANK NATIONAL ASSOCIATION

                                     By:   /s/ Andrew K. Dawson
                                         --------------------------------------
                                         Name:  Andrew K. Dawson
                                         Title: First Vice President

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